UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    April 28, 2006
                                                   -----------------------------

                           DARLING INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                 000-24620              36-2495346
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 (State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)        Identification No.)

            251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 717-0300
                                                     ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective April 28, 2006, Kevin S. Flannery resigned as a director of Darling International Inc., a Delaware corporation ("Darling"). In addition, Mr. Flannery has withdrawn his consent to stand for re-election to Darling's board of directors (the "Board") as contemplated by Darling's 2006 annual proxy statement.

     Immediately after accepting Mr. Flannery's resignation, the Board reduced the number of directors constituting the Board from six (6) directors to five
(5) directors.










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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DARLING INTERNATIONAL INC.


Date:  May 1, 2006                         By: /s/ John O. Muse
                                               ---------------------------------
                                               John O. Muse
                                               Executive Vice President
                                               Finance and Administration










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